EXHIBIT 99.1

                                Shmuel Gurfinkel

                                January 20, 2004

To The Board of Directors of
Trimol Group, Inc.
1285 Avenue of the Americas, 35th Floor
New York, NY 10019

Gentlemen:

      Please be advised that, effective as of the date hereof, I hereby resign as a member of the Board of Directors and as the Chief Financial Officer of Trimol Group, Inc.


                                        Sincerely,

                                        /s/ Shmuel Gurfinkel
                                        --------------------------
                                        Shmuel Gurfinkel


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